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                                                                               .
                                                                    EXHIBIT 5(i)

MetLife Insurance Company of Connecticut      GROUP VARIABLE ANNUITY MASTER APPLICATION
One Cityplace . Hartford, CT 06103

                                                   BLUEPRINT/GOLD TRACK EXPRESS
                     SECTION I - CONTRACT OWNER INFORMATION
                      Please print or type all information
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Employer/Sponsor Name:

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Employer's Tax ID Number:                    Plan Year End:

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Employer's Address:

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Employer's Phone Number:                     Employer's Fax Number:

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Employer's Organization or Business Type:
[ ] Corporation                  [ ] Professional Service Corporation
[ ] S Corporation                [ ] Limited Liability Company (LLC)
[ ] Partnership (including LLC Partnership)         [ ] Sole Proprietorship

NOTE: IF THE EMPLOYER/PLAN SPONSOR IS A LLC THAT IS NOT TAXED AS A CORPORATION, A PARTNERSHIP OR A SOLE PROPRIETORSHIP, THE APPLICANT MUST PROVIDE ADDITIONAL SATISFACTORY INFORMATION AS PART OF ITS APPLICATION TO PURCHASE THE ANNUITY CONTRACT. PLEASE COMPLETE THE EMPLOYER/PLAN SPONSOR CERTIFICATION REGARDING PURCHASE OF QUALIFIED ANNUITY. AN APPLICANT THAT IS UNABLE TO COMPLETE THIS CERTIFICATION IS INELIGIBLE TO PURCHASE THIS ANNUITY, BUT MAY APPLY FOR A DIFFERENT ANNUITY THAT THE COMPANY OFFERS TO PLANS.

On written request, we will provide you within reasonable time, reasonable factual information regarding the benefits and provisions of the annuity contract. If for any reason you are not satisfied with the annuity contract, you may return the annuity contract within 10 days after it is delivered to you. If you are 65 or older on the annuity contract date, you may return the contract within 30 days after it is delivered to you. Should you decide to cancel the contract, we will refund the value of the amounts allocated to the contract (less purchase payment credits applied, if any). A contract charge, premium tax or withdrawal/surrender charges, if any, will not be deducted from the amount we refund.


                    PLEASE SEE PAGE 2 FOR INVESTMENT OPTIONS



L-24767AZ                              ORDER # L-24770AZ   Rev. 11/06;  1 of 4

                       SECTION II - INVESTMENT SELECTIONS

(Please select the investment options desired for your plan. Please note: An investment option cannot be offered initially under your plan if it has not been selected on this form.)
[ ] CHECK HERE TO SELECT ALL FUNDS

[ ] American Funds Global Growth Fund                     IL   [ ] Legg Mason Partners Variable Small Cap
                                                                   Growth Opportunities Portfolio                             C9
[ ] American Funds Growth Fund                            IG   [ ] Legg Mason Partners Variable Social
                                                                   Awareness Stock Portfolio                                  SA
[ ] American Funds Growth-Income Fund                     II   [ ] Legg Mason Partners Variable Total Return
                                                                   Portfolio                                                  AE
[ ] Batterymarch Mid-Cap Stock Portfolio                  1M   [ ] Lord Abbett Bond Debenture Portfolio                       AF
[ ] BlackRock Aggressive Growth Portfolio                 DQ   [ ] Lord Abbett Growth and Income Portfolio --
                                                                   Class B                                                    HL
[ ] BlackRock Bond Income Portfolio                       4W   [ ] Lord Abbett Growth and Income Series Fund
                                                                   -- Class VC                                                FK
[ ] BlackRock High Yield Portfolio                        4E   [ ] Lord Abbett Mid Cap Value Series Fund
                                                                   -- Class VC                                                FL
[ ] BlackRock Large-Cap Core Portfolio                    DR   [ ] Met/AIM Capital Appreciation Portfolio                     KC
[ ] Dreyfus VIF Appreciation Portfolio                    DP   [ ] MetLife Aggressive Allocation Portfolio                    H9
[ ] Dreyfus VIF Developing Leaders Portfolio              DS   [ ] MetLife Conservative Allocation Portfolio                  H5
[ ] FI Large Cap Portfolio (Fidelity)                     4G   [ ] MetLife Conservative to Moderate Allocation
                                                                   Portfolio                                                  H6
[ ] FI Value Leaders Portfolio (Fidelity)                 4F   [ ] MetLife Investment Diversified Bond Fund                   OB
[ ] Fidelity VIP Contrafund(R) Portfolio                  FT   [ ] MetLife Investment International Stock Fund                OI
[ ] Fidelity VIP Mid Cap Portfolio                        D1   [ ] MetLife Investment Large Company Stock Fund                OC
[ ] Franklin Small-Mid Cap Growth Securities Fund         UW   [ ] MetLife Investment Small Company Stock Fund                OE
[ ] Harris Oakmark International Portfolio                4C   [ ] MetLife Moderate Allocation Portfolio                      H7
[ ] Janus Aspen Series Mid Cap Growth Portfolio           JA   [ ] MetLife Moderate to Aggressive Allocation
                                                                   Portfolio                                                  H8
[ ] Janus Capital Appreciation Portfolio                  4A   [ ] MFS(R) Total Return Portfolio                              4I
[ ] Legg Mason Partners Investment Grade Bond Fund        4O   [ ] MFS(R) Value Portfolio                                     BD
[ ] Legg Mason Partners Small Cap Value Fund              SF   [ ] Neuberger Berman Real Estate Portfolio                     I3
[ ] Legg Mason Partners Variable Adjustable Rate
    Income Portfolio                                      BI   [ ] PIMCO VIT Total Return Portfolio                           PM
[ ] Legg Mason Partners Variable Aggressive Growth
    Portfolio                                             SG   [ ] Pioneer Fund Portfolio                                     UP
[ ] Legg Mason Partners Variable All Cap Portfolio        AD   [ ] Pioneer Strategic Income Portfolio                         4J
[ ] Legg Mason Partners Variable Appreciation
    Portfolio                                             1N   [ ] Putnam VT Small Cap Value Fund                             OP
[ ] Legg Mason Partners Variable Diversified
    Strategic Income Portfolio                            1O   [ ] T. Rowe Price Large Cap Growth Portfolio                   IF
[ ] Legg Mason Partners Variable Equity Index
    Portfolio                                             GF   [ ] Templeton Developing Markets Securities Fund               VQ
[ ] Legg Mason Partners Variable Global High Yield
    Bond Portfolio                                        CJ   [ ] Templeton Foreign Securities Fund                          VG
[ ] Legg Mason Partners Variable Growth and Income
    Portfolio                                             I1   [ ] Templeton Growth Fund, Inc.                                4Y
[ ] Legg Mason Partners Variable Investors Portfolio      C2   [ ] Third Avenue Small Cap Value Portfolio                     IT
[ ] Legg Mason Partners Variable Large Cap Growth
    Portfolio                                             AB   [ ] Van Kampen LIT Comstock Portfolio                          NJ
[ ] Legg Mason Partners Variable Money Market
    Portfolio                                             HM   [ ] Van Kampen LIT Strategic Growth Portfolio                  NY
[ ] Legg Mason Partners Variable Premier Selections
    All Cap Growth Portfolio                              P1   [ ] Western Asset Management U.S. Government
                                                                   Portfolio                                                  GV
                                                               [ ] Fixed Account



L-24767AZ                               ORDER # L-24770AZ   Rev. 11/06; 2 of 4

                   SECTION III - PLAN COMPLIANCE INFORMATION

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 Third Party Administrator

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 TPA Contact Name

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 TPA Address

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 TPA Phone Number:                           TPA Fax Number:

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 External Trustee (if applicable)

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 External Trustee Contact Name

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 External Trustee Address

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 Trustee Phone Number:                       Trustee Fax Number:

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                      SECTION IV - REPLACEMENT INFORMATION
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 WILL THIS CONTRACT REPLACE ANY EXISTING ANNUITY CONTRACT(S)?   [ ] YES  [ ] NO

 If YES, please provide the following information:
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 Existing Company Name (Where are the Plan Assets?)

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 Existing Company Address

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 Existing Contract(s) & Number(s)

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 Existing Company Contact Name                         Phone Number

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 Existing TPA (if different than Section III)          Phone Number

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                       SECTION V - ADDITIONAL INFORMATION
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 Please provide any additional information or unique processes specific to this plan:




L-24767AZ                              ORDER # L-24770AZ   Rev. 11 /06; 3 of 4

                     ACKNOWLEDGMENT AND SIGNATURES REQUIRED
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I acknowledge the following: (1) I have received the Disclosure Memorandum of
MetLife Separate Account QPN for Variable Annuities provided by MetLife Insurance Company of Connecticut; (2) the group annuity contract, if issued, supersedes every written or oral statement concerning the contract; (3) an annuity contract does not confer any tax deferral benefit beyond what is already offered by a tax-qualified retirement plan; (4) I selected this annuity contract for reasons other than tax deferral; and (5) the person that solicited the Plan's purchase of this contract provided a plain-language explanation of the commissions that MetLife Insurance Company of Connecticut will pay to the person who soliciated the sale of this annuity.

FURTHER MORE, I UNDERSTAND THAT THE CONTRACT WILL TAKE EFFECT WHEN THE FIRST PREMIUM PAYMENT IS RECEIVED, AND THE APPLICATION IS APPROVED IN THE HOME OFFICE OF METLIFE INSURANCE COMPANY OF CONNECTICUT. ALL PAYMENTS AND VALUES PROVIDED BY THE CONTRACT APPLIED FOR, WHEN BASED ON INVESTMENT EXPERIENCE OF A SEPARATE ACCOUNT, ARE VARIABLE AND THERE ARE NO GUARANTEES AS TO A FIXED DOLLAR AMOUNT. No agent is authorized to make changes to the contract or application. I understand that MetLife Insurance Company of Connecticut may amend this contract to comply with changes in the Internal Revenue Code and related Regulations.
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EMPLOYER SIGNATURE                                   DATE

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I acknowledge that all data representations and signatures recorded by me or in my presence in response to my inquiry and request and all such representations and signatures are accurate and valid to the best of my knowledge and belief.

WILL THE CONTRACT APPLIED FOR REPLACE ANY EXISTING ANNUITY CONTRACT?
[ ]YES [ ] NO
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Agent/Representative Name           Social Security Number     Telephone Number

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Agent/Representative Signature      Date                       License Number

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Agent Representative Name           Social Security Number     Telephone Number

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Agent/Representative Signature      Date                       License Number

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FOR METLIFE RESOURCES USE ONLY (Circle one)
            C/E/G/H
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L-24767AZ                                ORDER # L-24770AZ   Rev. 11/06; 4 of 4